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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 17, 1999


                           WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     001-08703                95-264-7125
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


         8105 Irvine Center Drive
            Irvine, California                                     92618
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 932-5000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On June 17, 1999, Western Digital Corporation issued a press release announcing that its financial results for fourth fiscal quarter are to be weaker than expected.

        A copy of this press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit     Description
-------     -----------
 99.1       Press Release dated June 17, 1999, regarding Western Digital
            Corporation's announcement that its financial results for fourth fiscal quarter are to be weaker than expected.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 1999
                                               WESTERN DIGITAL CORPORATION


                                               By: /s/ Michael A. Cornelius
                                                   -----------------------------
                                                   Michael A. Cornelius
                                                   Vice President, Law and
                                                   Administration and Secretary


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